SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     February 22, 2002
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                              Communicate.com Inc.
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                     (Exact Name of Registrant as Specified)

                                     Nevada
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                 (State or other jurisdiction of incorporation)

       000-29929                                     33-0786959
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(Commission File Number)                    (IRS Employer Identification No.)

#600 - 1100 Melville Street, Vancouver, B.C.          V6E 4A6
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(Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code:   (604) 697-0136
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

(a) On February 28, 2002, Communicate.com Inc., a Nevada corporation (the "Company"), and Your Vitamins, Inc., a Nevada corporation, mutually agreed to terminate the sale and purchase of approximately 81 domain name rights held by the Company's 83%-owned subsidiary, Communicate.com Inc., an Alberta corporation (the "Subsidiary").


ITEM 5.  OTHER EVENTS

On February 22, 2002, the Company and the Subsidiary accepted the resignation of
J. Cameron Pan as director and acting President, effective immediately, of both the Company and the Subsidiary. Leigh Jeffs was appointed President and director of the Company and the Subsidiary to replace Mr. Pan, who will remain a consultant to the Company. On February 22, 2002, the Company and the Subsidiary relocated its office to Suite 600 - 1100 Melville Street, Vancouver, British Columbia, Canada, V6E 4A6.

                                   SIGNATURES



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                Communicate.com Inc., a Nevada
                                                corporation



Date:             March 4, 2002                 By     /s/   Leigh Jeffs
                  -------------                        -------------------------
                                                Title: President


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